UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 2)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): October 29, 2008 (August 14, 2008)
PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 1-9900

Maryland	86-0602478
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
233 Wilshire Blvd., Suite 830, Santa Monica, CA 90401
(Address of Principal Executive Offices, Including Zip Code)
310-395-2083
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Amendment No. 2 to our Current Report on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K that was initially filed with the Securities and Exchange Commission (the “SEC”) by Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), on August 20, 2008 (the “Original Form 8-K”), as amended by the Current Report on Form 8-K/A that was filed with the SEC on September 9, 2008 (“Amendment No. 1”).
ITEM 2.01 Completion of Acquisition or Disposition of Assets
On August 20, 2008, the Company filed with the SEC the Original Form 8-K announcing the acquisition on August 14, 2008 of a 10% managing ownership interest in a joint venture (the “SoCal II Joint Venture”) holding a portfolio of 15 office and flexible use buildings totaling over 1,000,000 rentable square feet, situated on seven properties in Los Angeles, Orange and San Diego counties in Southern California. In Amendment No. 1, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the acquisition of the SoCal II Joint Venture within 71 days of the Original Form 8-K as permitted by SEC rules. The Company is now filing Amendment No. 2 to include the required financial statements and pro forma financial information as a result of the completion of acquisition of the SoCal II Joint Venture.
ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The financial statements for the fiscal years ended December 31, 2006 and 2007 (audited) and the six months ended June 30, 2008 (unaudited) of the SoCal II Joint Venture referred to in Item 2.01 of this Current Report on Form 8-K/A, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information of the Company at June 30, 2008 and for the year ended December 31, 2007 and the six months ended June 30, 2008 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Financial statements of the SoCal II Joint Venture.

99.2	Unaudited pro forma financial information of the Company at June 30, 2008 and for the year ended December 31, 2007 and the six months ended June 30, 2008.

Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Dated: October 29, 2008	/s/ James M. Kasim Name: James M. Kasim
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Financial statements of the SoCal II Joint Venture.

99.2	Unaudited pro forma financial information of the Company at June 30, 2008 and for the year ended December 31, 2007 and the six months ended June 30, 2008.